UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 21, 2019

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-34734	20-2454942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1431 OPUS PLACE, SUITE 530

DOWNERS GROVE, ILLINOIS 60515

(Address of Principal Executive Offices) (Zip Code)

(414) 615-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Grant of Stock Options

On March 21, 2019, our compensation committee granted Curtis W. Stoelting (Chief Executive Officer), Michael L. Gettle (President, Chief Operating Officer and Secretary) and Terence R. Rogers (Executive Vice President and Chief Financial Officer) seven-year non-qualified stock options to purchase 2,907,407, 2,907,407 and 1,037,037 shares of our common stock, respectively, each with an exercise price equal to $0.50 per share (which was above the closing price of our common stock of $0.45 on the grant date), with one-third of such options vesting on each of May 15, 2019, 2020 and 2021.

The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants and agreements contained in the form of Stock Option Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2019.

Grant of Restricted Stock Units

On March 21, 2019, our compensation committee granted Messrs. Stoelting, Gettle and Rogers restricted stock units (“RSUs”) for 785,000, 785,000 and 280,000 shares of our common stock, respectively. Each RSU is equal in value to one share of our common stock, and one-third of the RSUs vest on each of May 15, 2019, 2020 and 2021. Recipients of RSU awards generally must remain employed by us on a continuous basis through the end of the relevant vesting period in order to receive any amount of the RSUs covered by that award, except that recipients may be entitled to accelerated delivery of a portion of unvested RSUs in the case of the recipient’s death or disability, or upon a change in control.

The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants and agreements contained in the form of Restricted Stock Unit Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2019.

Grant of Performance Restricted Stock Units

On March 21, 2019, our compensation committee determined to modify the performance-based element to our company’s long-term incentive program (the “PRSU Program”). Under the PRSU Program, performance-based restricted stock units (“PRSUs”) are awarded to eligible employees, including certain of our named executive officers. PRSU awards are intended to reward employees to the extent we achieve specific performance goals.

Under the PRSU Program for 2019, the PRSUs may be earned based on (a) the performance of our common stock over the three-year period beginning on May 15, 2018 and ending on May 15, 2021 (the “Performance Period) (the “TSR Performance Metric”) and (b) the relative performance of our common stock against a peer group selected by our compensation committee (the “TSR Peer Group”) over the Performance Period (the “TSR Relative Performance Metric”) (the actual number of PRSUs earned under the PRSU Program will be the greater of the number of PRSUs earned using the TSR Performance Metric and the TSR Relative Performance Metric).

If the performance of our common stock does not improve by at least 10% during the Performance Period, then no PRSUs under the TSR Performance Metric will be earned. If the performance of our common stock improves by 10% during the Performance Period, then 25% of the target number of PRSUs under the TSR Performance Metric will be earned. If the performance of our common stock improves by more than 10% but less than 30% during the Performance Period, then a percentage of the target number of PRSUs under the TSR Performance Metric equal to between 25% and 100% will be earned on a straight-line basis, with 100% of the target number of PRSUs being earned if the performance of our common stock improves by 30% during the Performance Period. If the performance of our common stock improves by more than 30% but less than 50% during the Performance Period, then a percentage of the target number of PRSUs under the TSR Performance Metric equal to between 100% and 175% will be earned on a straight-line basis, with 175% of the target number of PRSUs being earned if the performance of our common stock improves by 50% during the Performance Period. If the performance of our common stock improves by more than 50% but less than 70% during the Performance Period, then a percentage of the target number of PRSUs under the TSR Performance Metric equal to between 175% and 250% will be earned on a straight-line basis, with 250% of the target number of PRSUs (the maximum number of PRSUs) being earned if the performance of our common stock improves by 70% or more during the Performance Period.

If the relative performance of our common stock does not equal or exceed the relative performance of the TSR Peer Group by at least 25% during the Performance Period, then no PRSUs under the TSR Relative Performance Metric will be earned. If the relative performance of our common stock exceeds the relative performance of the TSR Peer Group by 25% during the Performance Period, then 5% of the target number of PRSUs under the TSR Relative Performance Metric will be earned. If the relative performance of our common stock exceeds the relative performance of the TSR Peer Group by over 25% but less than 50% during the Performance Period, then a percentage of the target number of PRSUs under the TSR Relative Performance Metric equal to between 5% and 100% will be earned on a straight-line basis, with 100% of the target number of PRSUs being earned if the relative performance of our common stock exceeds the relative performance of the TSR Peer Group by 50% during the Performance Period. If the relative performance of our common stock exceeds the relative performance of the TSR Peer Group by over 50% but less than 75% during the Performance Period, then a percentage of the target number of PRSUs under the TSR Relative Performance Metric equal to between 100% and 195% will be earned on a straight-line basis, with 195% of the target number of PRSUs being earned if the relative performance of our common stock exceeds the relative performance of the TSR Peer Group by 75% during the Performance Period. If the relative performance of our common stock exceeds the relative performance of the TSR Peer Group by over 75% but less than 90% during the Performance Period, then a percentage of the target number of PRSUs under the TSR Relative Performance Metric equal to between 195% and 250% will be earned on a straight-line basis, with 250% of the target number of PRSUs (the maximum number of PRSUs) being earned if the relative performance of our common stock exceeds the relative performance of the TSR Peer Group by 90% or more during the Performance Period.

Recipients of PRSUs generally must remain employed by us on a continuous basis through the end of the Performance Period in order to receive any amount of the PRSUs earned, except that recipients may be entitled to accelerated delivery of a portion of unvested PRSUs in the case of the recipient’s death or disability, or upon a change in control.

On March 21, 2019, our compensation committee granted Messrs. Stoelting, Gettle and Rogers a target number of PRSUs equal to 785,000, 785,000 and 280,000 shares of our common stock, respectively.

The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants and agreements contained in the form of Performance Restricted Stock Unit Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Date: March 27, 2019	By:	/s/ Curtis W. Stoelting
Curtis W. Stoelting
Chief Executive Officer